T. Rowe Price Cash Reserves Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2024

T. Rowe Price Government Money Fund
T. Rowe Price U.S. Treasury Money Fund

Supplement to Prospectuses and Summary Prospectuses dated October 1, 2023

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective December 31, 2024, Douglas D. Spratley will step down as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective December 31, 2024, Douglas D. Spratley will step down as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee, and Alexander S. Obaza will remain as sole portfolio manager and sole chair of the fund’s Investment Advisory Committee.

The date of this supplement is April 25, 2024.

G54-041 4/25/24